                  AmeriCredit Automobile Receivables Trust 1998-B
                        Class A-1 5.629% Asset Backed Notes
                    Class A-2 Floating Rate Asset Backed Notes
                    Class A-3 Floating Rate Asset Backed Notes
                          Class A-4 6.06% Asset Backed Notes
                          Class A-5 6.12% Asset Backed Notes
                                 Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:  12/01/98
Monthly Period Ended:      12/31/99

I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                    Class A-1     Class A-2    Class A-3     Class A-4    Class A-5      TOTAL
                                                    ---------     ---------    ---------     ---------    ---------      -----
     A.  Preliminary End of period Note Balance    $14,684,259  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $423,684,259
                                                   -------------------------------------------------------------------------------
     B.  Deficiency Claim Amount                             0             0            0             0            0             0

     C.  End of period Note Balance                $14,684,259  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $423,684,259
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------
     D.  Note Pool Factors                          12.658844%   100.000000%  100.000000%   100.000000%  100.000000%    80.701764%
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------
II.  RECONCILIATION OF SPREAD ACCOUNT:

     A.  Preliminary End of period Spread Account balance                                                             $ 13,124,998
                                                                                                                      ------------
     B.  Priority First - Deficiency Claim Amount from
           preliminary certificate                                                                                               0
                                                                                                                      ------------
     C.  End of period Spread Account balance                                                                         $ 13,124,998
                                                                                                                      ------------
X.   PERFORMANCE TESTS:

     A.  Delinquency Ratio
         (1)  Receivables with Scheduled Payment
                delinquent more than 60 days
                at end of period                                                                         $12,391,643
                                                                                                         -----------
         (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 60
                days at end of period
                                                                                                         -----------
         (3)  Beginning of period Principal Balance                                                      455,070,021
                                                                                                         -----------
         (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                       2.72%
                                                                                                                      ------------
         (5)  Previous Monthly Period Delinquency Ratio                                                                      2.53%
                                                                                                                      ------------
         (6)  Second previous Monthly Period Delinquency Ratio                                                               2.31%
                                                                                                                      ------------
         (7)  Average Delinquency Ratio (4)+(5)+(6)
                divided by 3                                                                                                 2.52%
                                                                                                                      ------------
         (8)  Compliance (Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 5.00%)                                                          yes
                                                                                                                      ------------

                                                       1

     B.  Cumulative Default Rate
         (1)  Defaulted Receivables in Current Period                                                    $ 4,389,057
                                                                                                         -----------
         (2)  Cumulative Defaulted Receivables Including
                Defaulted Receivables in Current Period                                                   25,704,396
                                                                                                         -----------
         (3)  Original Pool Balance                                                                      524,999,926
                                                                                                         -----------
         (4)  Cumulative Default Rate (2) divided by (3)                                                                     4.90%
                                                                                                                      ------------
         (5)  Compliance (Default Test Failure is a Cumulative
                Default Rate equal to or greater than 11.81%.)                                                             yes
                                                                                                                      ------------
     C.  Cumulative Net Loss Rate
         (1)  Receivables becoming Liquidated Receivables during period                                  $ 2,687,059
                                                                                                         -----------
         (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 30 days at end of period
                                                                                                         -----------
         (3)  Cram Down Losses occurring during period
                                                                                                         -----------
         (4)  Liquidation Proceeds collected during period                                                (1,125,657)
                                                                                                         -----------
         (5)  Net Losses during period (1)+(2)+(3)-(4)                                                     1,561,402
                                                                                                         -----------
         (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                                  8,148,175
                                                                                                         -----------
         (7)  50% of Receivables with Scheduled Payment delinquent
                more than 90 days at end of period                                                         4,164,798
                                                                                                         -----------
         (8)  Original Aggregate Principal Balance plus Pre-Funded
                Amount as of the Closing Date                                                            525,000,000
                                                                                                         -----------
         (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                divided by (8)                                                                                               2.64%
                                                                                                                      ------------
         (10) Compliance (Net Loss Test Failure is a
                Net Loss Rate equal to or greater than 6.75%.)                                                             yes
                                                                                                                      ------------
     D.  Extension Rate
         (1)  Principal Balance of Receivables extended during current period                             12,432,582
                                                                                                         -----------
         (2)  Beginning of Period Aggregate Principal Balance                                            455,070,021
                                                                                                         -----------
         (3)  Extension Rate (1) divided by (2)                                                                              2.73%
                                                                                                                      ------------
         (4)  Previous Monthly Extension Rate                                                                                2.05%
                                                                                                                      ------------
         (5)  Second previous Monthly Extension Rate                                                                         1.07%
                                                                                                                      ------------
         (6)  Average Extension Rate (3)+(4)+(5)
                divided by 3                                                                                                 1.95%
                                                                                                                      ------------
         (7)  Compliance (Extension Test Failure is an
                Extension Rate equal to or greater than 4%.)                                                               yes
                                                                                                                      ------------
XI.  DELINQUENCY:

     A.  Receivables with Scheduled Payment delinquent
         (1)  31-60 days                                                                   #      3,401  $39,204,853         8.62%
                                                                                           ---------------------------------------
         (2)  61-90 days                                                                            755    8,585,343         1.89%
                                                                                           ---------------------------------------
         (3)  over 90 days                                                                          330    3,806,300         0.84%
                                                                                           ---------------------------------------
         Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                                     4,486  $51,596,496        11.34%
                                                                                           ---------------------------------------
                                                                                           ---------------------------------------

By: __________________________________________
Name:   Preston A. Miller
Title:  Executive Vice President and Treasurer
Date:   January 4, 1999

                     AmeriCredit Automobile Receivables Trust 1998-B
                           Class A-1 5.629% Asset Backed Notes
                       Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 Floating Rate Asset Backed Notes
                           Class A-4 6.06% Asset Backed Notes
                           Class A-5 6.12% Asset Backed Notes
                           Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:  12/01/98
Monthly Period Ending:     12/31/98

I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

       A.  Beginning of period Aggregate Principal Balance                                                             $455,070,021
                                                                                                                       ------------
       B.  Purchase of Subsequent Receivables                                                                                     0
                                                                                                                       ------------
       C.  Monthly Principal Amounts
           (1)   Collections on Receivables outstanding
                   at end of period                                                                        11,686,287
                                                                                                          -----------
           (2)   Collections on Receivables paid off
                   during period                                                                            3,377,710
                                                                                                          -----------
           (3)   Receivables becoming Liquidated Receivables
                   during period                                                                            2,687,059
                                                                                                          -----------
           (4)   Receivables becoming Purchased Receivables
                   during period
                                                                                                          -----------
           (5)   Cram Down Losses occurring during period
                                                                                                          -----------
           (6)   Other Receivables adjustments                                                                 97,473
                                                                                                          -----------
           (7)   Less amounts allocable to Interest                                                       (6,613,071)
                                                                                                          -----------
           Total Monthly Principal Amounts                                                                               11,235,458
                                                                                                                       ------------
       D.  End of period Aggregate Principal Balance                                                                   $443,834,563
                                                                                                                       ------------
                                                                                                                       ------------
       E.  Pool Factor                                                                                                   84.539929%
                                                                                                                       ------------
                                                                                                                       ------------
II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                     Class A-1    Class A-2     Class A-3    Class A-4     Class A-5      TOTAL
                                                     ---------    ---------     ---------    ---------     ---------      -----
       A.  Beginning of period Note Balance         $27,906,033  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $436,906,033
                                                    -------------------------------------------------------------------------------
       B.  Noteholders' Principal Distributable
             Amount                                  11,235,458             0            0             0            0    11,235,458
       C.  Noteholders' Accelerated Principal Amount  1,944,634             0            0             0            0     1,944,634
       D.  Accelerated Payment Amount Shortfall          41,682             0            0             0            0        41,682
       E.  Note Prepayment Amount                             0             0            0             0            0             0
       F.  Deficiency Claim Amount                            0             0            0             0            0             0
                                                    -------------------------------------------------------------------------------
       G.  End of period Note Balance               $14,684,259  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $423,684,259
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------
       H.  Note Pool Factors                         12.658844%   100.000000%  100.000000%   100.000000%  100.000000%    80.701764%
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------


                                                       1

III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

       A.  Beginning of period Pre-Funding Account balance                                                             $          0
                                                                                                                       ------------
       B.  Purchase of Subsequent Receivables                                                                       0
                                                                                                          -----------
       C.  Investment Earnings                                                                                      0
                                                                                                          -----------
       D.  Investment Earnings Transfer to Collections Account                                                      0
                                                                                                          -----------
       E.  Payment of Mandatory Prepayment Amount                                                                   0
                                                                                                          -----------
                                                                                                                                  0
                                                                                                                       ------------
       F.  End of period Pre-Funding Account balance                                                                   $          0
                                                                                                                       ------------
                                                                                                                       ------------
IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

       A.  Total Monthly Principal Amounts                                                                             $ 11,235,458
                                                                                                                       ------------
       B.  Required Pro-forma Security Balance                                                            399,451,107
                                                                                                          -----------
       C.  Pro-forma Security Balance (Assuming 100% Paydown
             of Total Monthly Principal Amounts)                                                          425,670,575
                                                                                                          -----------
       D.  Step-down Amount (B.-C.)                                                                                               0
                                                                                                                       ------------
       E.  Principal Distributable Amount (A.-D.)                                                                      $ 11,235,458
                                                                                                                       ------------
                                                                                                                       ------------
V.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

       A.  Beginning of period Capitalized Interest Account balance                                                    $          0
                                                                                                                       ------------
       B.  Monthly Capitalized Interest Amount                                                                      0
                                                                                                          -----------
       C.  Investment Earnings                                                                                      0
                                                                                                          -----------
       D.  Investment Earnings Transfer to Collections Account                                                      0
                                                                                                          -----------
       E.  Payment of Overfunded Capitalized Interest Amount                                                        0
                                                                                                          -----------
       F.  Payment of Remaining Capitalized Interest Account                                                        0
                                                                                                          -----------
                                                                                                                                  0
                                                                                                                       ------------
       G.  End of period Capitalized Interest Account balance                                                          $          0
                                                                                                                       ------------
                                                                                                                       ------------

VI.    RECONCILIATION OF COLLECTION ACCOUNT:

       A.  Available Funds:
           (1)     Collections on Receivables during period
                     (net of Liquidation Proceeds)                                                        $15,063,997
                                                                                                          -----------
           (2)     Liquidation Proceeds collected
                     during period                                                                          1,125,657
                                                                                                          -----------
           (3)     Purchase Amounts deposited in Collection
                     Account
                                                                                                          -----------
           (4) (a)    Investment Earnings - Collection Account                                                 36,117
                                                                                                          -----------
               (b)    Investment Earnings - Transfer From Prefunding Account                                        0
                                                                                                          -----------
               (c)    Investment Earnings - Transfer From Capitalized Interest Account                              0
                                                                                                          -----------
           (5)     Collection of Supplemental Servicing Fees
               (a)    Extension Fees                                                                          110,643
                                                                                                          -----------
               (b)    Repo and Recovery Fees Advanced                                                         110,242
                                                                                                          -----------
               (c)    Other Fees                                                                               87,567
                                                                                                          -----------
           (6)     Monthly Capitalized Interest Amount                                                              0
                                                                                                          -----------
           (7)     Mandatory Prepayment Amount
                                                                                                          -----------
           Total Available Funds                                                                                         16,534,223
                                                                                                                       ------------
       B.  Distributions:

           (1)     Base Servicing Fee and Supplemental Servicing Fees
               (a)   Base Servicing Fee                                                                       853,256
                                                                                                          -----------
               (b)   Repo and Recovery Fees                                                                   110,242
                                                                                                          -----------
               (c)   Bank Service Charges                                                                      12,149
                                                                                                          -----------
               (d)   Other Fees                                                                                87,567
                                                                                                          -----------
           (2)     Agent fees                                                                                     500
                                                                                                          -----------
           (3)     Refunds of Overpayments paid by AFS                                                         15,751
                                                                                                          -----------
           (4)     Noteholders' Interest Distributable Amount
                       (a)     Class A - 1                                                                    130,903
                                                                                                          -----------
                       (b)     Class A - 2                                                                    818,073
                                                                                                          -----------
                       (c)     Class A - 3                                                                    363,304
                                                                                                          -----------
                       (d)     Class A - 4                                                                    545,400
                                                                                                          -----------
                       (e)     Class A - 5                                                                    255,000
                                                                                                          -----------
           (5)     Noteholders' Principal Distributable Amount
                       (a)     Class A - 1                                                                 11,235,458
                                                                                                          -----------
                       (b)     Class A - 2                                                                          0
                                                                                                          -----------
                       (c)     Class A - 3                                                                          0
                                                                                                          -----------
                       (d)     Class A - 4                                                                          0
                                                                                                          -----------
                       (e)     Class A - 5                                                                          0
                                                                                                          -----------
           (6)     Security Insurer Premiums                                                                  161,986
                                                                                                          -----------
           Total distributions                                                                                           14,589,589
                                                                                                                       ------------
       C.  Excess Available Funds (or Deficiency Claim Amount )                                                           1,944,634
                                                                                                                       ------------
       D.  Noteholders' Accelerated Principal Amount                                                                     (1,944,634)
                                                                                                                       ------------
       E.  Deposit to Spread Account                                                                                   $          0
                                                                                                                       ------------
                                                                                                                       ------------
                                                       2

VII.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.  Excess Available Funds (VI.C.)                                                                 $  1,944,634
                                                                                                          ------------
       B.  Pro Forma Security Balance (II.A.-II.B.)                                                        425,670,575
                                                                                                          ------------
       C.  Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                        399,451,107
                                                                                                          ------------
       D.  Excess of Pro Forma Balance over Required Balance (B.-C.)                                        26,219,468
                                                                                                          ------------
       E.  End of Period Class A-1 Note Balance (before accel. payments)                                    16,670,575
                                                                                                          ------------
       F.  Greater of D. or E.                                                                              26,219,468
                                                                                                          ------------
       G.  Accelerated Principal Amount (lesser of A. or F.)                                                           $  1,944,634
                                                                                                                       ------------
VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.  Pro Forma Security Balance                                                                     $425,670,575
                                                                                                          ------------
       B.  Required Pro Forma Security Balance                                                             399,451,107
                                                                                                          ------------
       C.  Excess of Pro Forma Balance over Required Balance (A. - B.)                                      26,219,468
                                                                                                          ------------
       D.  End of Period  Class A-1 Note Balance (before accel. payments)                                   16,670,575
                                                                                                          ------------
       E.  Greater of C. or D.                                                                              26,219,468
                                                                                                          ------------
       F.  Excess Available Funds (VI.C.)                                                                    1,944,634
                                                                                                          ------------
       G.  Investment Earnings on Collection Account                                                            36,117
                                                                                                          ------------
       H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                            $ 24,310,951
                                                                                                                       ------------
IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.  Beginning of period Spread Account balance                                                                  $ 13,124,998
                                                                                                                       ------------
       B.  Additions to Spread Account
           (1)   Deposits from Collections Account (VI. E.)                                                          0
                                                                                                          ------------
           (2)   Investment Earnings                                                                            41,682
                                                                                                          ------------
           (3)   Deposits Related to Subsequent Receivables Purchases                                                0
                                                                                                          ------------
           Total Additions                                                                                                   41,682
                                                                                                                       ------------
       C.  Spread Account balance available for withdrawals                                                              13,166,680
                                                                                                                       ------------
       D.  Requisite Amount of Spread Account
            (1)  Initial Spread Account Deposit                                                           $ 10,624,961
                                                                                                          ------------
            (2)  Subsequent Spread Account Deposits                                                          2,500,037
                                                                                                          ------------
            (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                                 13,124,998
                                                                                                          ------------
            (4)  $100,000                                                                                      100,000
                                                                                                          ------------
            (5)  2% of Original Pool Balance (total deliveries)                                             10,499,999
                                                                                                          ------------
            (6)  End of period Note Balance (before accel. principal shortfall calc)                       423,725,941
                                                                                                          ------------
            (7)  Lesser of (5) or (6)                                                                       10,499,999
                                                                                                          ------------
            (8)  Floor Amount Greater of (4) or (7)                                                         10,499,999
                                                                                                          ------------
            (9)  Aggregate Principal Balance                                                               443,834,563
                                                                                                          ------------
           (10)  End of period Note Balance (before accel. principal shortfall calc)                       423,725,941
                                                                                                          ------------
           (11)  Line (9) less line (10)                                                                    20,108,622
                                                                                                          ------------
           (12)  OC level (11)/(9)                                                                               4.53%
                                                                                                          ------------
           (13)  13% less OC level, if OC level is greater than 10%                                              n/a
                                                                                                          ------------
           (14)  If OC level is equal to or greater than 10%, Percent in
                   (13) x End of Period Aggregate Principal Balance                                              n/a
                                                                                                          ------------
           (15)  If OC level is less than 10%, 2.5% of Original Pool Balance
                   (total deliveries)                                                                       13,124,998
                                                                                                          ------------
           (16)  15% of end of period Aggregate Principal Balance if Trigger Date                                n/a
                                                                                                          ------------
           Requisite Amount of Spread Account (either (3), (8), (14), (15), or (16) as applicable)                       13,124,998
                                                                                                                       ------------
       E.  Withdrawals from Spread Account
           (1)   Priority First - Deficiency Claim Amount
                                                                                                          ------------
           (2)   Priority Second through Third
                                                                                                          ------------
           (3)   Priority Fourth - Accelerated Payment Amount Shortfall                       24,310,951
                                                                                            ------------
                 Accelerated Payment Amount Shortfall in Excess of
                   Requisite Amount                                                                             41,682
                                                                                                          ------------
           (4)   Priority Fifth through Sixth
                                                                                                          ------------
           (5)   Priority Seventh - to Servicer
                                                                                                          ------------
           Total withdrawals                                                                                                 41,682
                                                                                                                       ------------
       F.  End of period Spread Account balance                                                                        $ 13,124,998
                                                                                                                       ------------

                                                       3

X.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.  Beginning of period number of Receivables                                                                         39,795
                                                                                                                       ------------
       B.  Number of Subsequent Receivables Purchased                                                                             0
                                                                                                                       ------------
       C.  Number of Receivables becoming Liquidated
             Receivables during period                                                                                          158
                                                                                                                       ------------
       D.  Number of Receivables becoming Purchased
             Receivables during period
                                                                                                                       ------------
       E.  Number of Receivables paid off during period                                                                         381
                                                                                                                       ------------
       F.  End of period number of Receivables                                                                               39,256
                                                                                                                       ------------
                                                                                                                       ------------
XI.    STATISTICAL DATA:

       A.  Weighted Average APR of the Receivables                                                                           18.80%
                                                                                                                       ------------
       B.  Weighted Average Remaining Term of the Receivables                                                                 47.95
                                                                                                                       ------------
       C.  Average Receivable Balance                                                                                  $     11,306
                                                                                                                       ------------
       D.  Aggregate Realized Losses                                                                                   $  9,709,577
                                                                                                                       ------------

By: __________________________________________
Name:   Preston A. Miller
Title:  Executive Vice President and Treasurer
Date:   January 4, 1999




                                                       4